Prudential Investment Portfolios, inc.

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund (Conservative Allocation Fund)

Prudential Moderate Allocation Fund (Moderate Allocation Fund)

Prudential Growth Allocation Fund (Growth Allocation Fund)

Supplement dated March 10, 2011 to the Prospectus dated November 24, 2010
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At a recent Meeting of the Board of Directors of the Prudential Investment Portfolios, Inc. (the “Company”), the Board approved allowing Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (the “PAA Funds”) to invest in Class Q and Class Z shares, as applicable, of Prudential Jennison Small Company Fund, Inc. (“Small Company Fund”) and Prudential Small-Cap Value Fund (“Small-Cap Value Fund”), a series of Prudential Investment Portfolios 5, as new Underlying Funds .

This Supplement amends the Prospectus of the PAA Funds and is in addition to any existing supplement to the PAA Funds’ Prospectus.

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The tables labeled “Conservative Allocation Fund,” “Moderate Allocation Fund ” and “Growth Allocation Fund” under the section captioned “MORE INFORMATION ABOUT THE FUNDS – TARGET RANGES FOR UNDERLYING FUNDS” are amended to add the following:

Underlying Fund(s)	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Prudential Jennison Small Company Fund, Inc.	Capital Growth	0% to 20%	Equity

The Fund normally invests at least 80% of its investable assets in equity and equity-related securities of small (i.e., companies with market capitalizations less than the largest market capitalization found in the Russell 2500 Index), less well-known companies that the investment subadviser believes are relatively undervalued.

The investment subadviser looks for stocks of smaller, less well-known companies in a variety of different industries and sectors that it believes have attractive valuations, and should experience superior earnings growth on an intermediate term basis.

Prudential Small-Cap Value Fund	Seeks above-average capital appreciation	0% to 20%	Equity

The Fund normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks of small-cap companies (i.e., companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's Small Cap 600 Index), measured at the time of purchase.

The investment subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors.

LR379

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